Exhibit 10.35

DEFERRED PAYMENT AGREEMENT

This Deferred Payment Agreement (this “Agreement”) is made and entered into as of March 28, 2024 by and among Zapata Computing Holdings Inc. (f/k/a Andretti Acquisition Corp.) (the “Company”), Andretti Sponsor LLC (“Sponsor”), Michael M. Andretti, William J. Sandbrook and William M. Brown (each a “Lender” and together the “Lenders”).

WHEREAS, the Company issued promissory notes (the “Notes”) to the Sponsor, and each Lender as set forth below;

WHEREAS, the Notes are due and payable on the date on which the Company consummates an initial business combination;

WHEREAS, the Company consummated an initial business combination with Zapata Computing, Inc. (“Zapata”) on March 28, 2024 (the “Closing Date”) and the Company and each Lender seek to amend the notes to provide for installment payments.

NOW, THEREORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and by their signatures hereto, the Company and each Lender hereby amend the Notes as follows:

1.	The following table reflects the total amounts including interest through March 28, 2024 that were due to each Lender at closing:

Lender	Date	Drawn	Interest Due	Total Due
Sponsor	1/25/23	$247,000.00	$9,756.13	$256,756.13
Willam J. Sandbrook	5/23/23	$1,136,040.03	$41,803.06	$1,177,843.08
Michael M. Andretti	5/23/23	$1,136,040.03	$41,803.06	$1,177,843.08
William M. Brown	5/23/23	$226,871.94	$8,348.25	$235,220.19

Total		$2,745,952.00	$101,710.48	$2,847,662.48

2.	In connection with the Closing, the Company made payments to the Lenders as follows:

Lender	Payment	Remaining Due as of 3/28/24
Sponsor	$30,000	$226,756.13
Willam J. Sandbrook	$100,000	$1,077,843.08
Michael M. Andretti	$100,000	$1,077,843.08
William M. Brown	$100,000	$135,220.19

total	$330,000	$2,517,662.48

3.

With respect to the Sponsor, the amount that remains outstanding under its Note, including accrued interest thereon, shall be paid in substantially equal monthly installments starting no more than 30 days following the date that the registration statement on Form S-1 to be filed pursuant to the Purchase Agreement dated as of December 19, 2023 among the Company, Zapata and Lincoln Park Fund, LLC is declared effective by the SEC (the “Effectiveness Date”) such that all amounts owed are paid no later than December 31, 2024.

4.

For each Lender other than the Sponsor, the remaining amount due, including accrued interest thereon, shall be paid in substantially equal installments over twelve (12) months commencing no later than 30 days after the Effectiveness Date.

5.	For the avoidance of doubt, interest shall accrue on any unpaid balance of the Notes at a rate of 4.5% per annum in accordance with their terms.

6.	By way of illustration, on the Closing Date Mr. Andretti had $1,177,843.08 outstanding under his Note:

•	$100,000 was repaid to Mr. Andretti at closing leaving $1,077,843.08 outstanding. This amount divided by 12 is $89,820.26.

•	the first installment of $89,820.26 plus accrued interest on that amount from the Closing Date though date of the first installment payment will be payable within 30 days of the Effectiveness Date,

•

the second installment of $89,820.26 plus accrued interest on that amount from the Closing Date closing through the date of the second installment payment (i.e. a month’s more interest than the previous payment),

•	with additional monthly installments to continue over twelve months as reflected in Schedule A attached hereto.

7.	Except as specifically amended hereby, the Notes shall remain in full force and effect.

8.

This Agreement may be executed in two or more counterparts (including facsimile or “pdf” counterparts), each of which shall be deemed an original, but all of which together than constitute on and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written and accepted and agreed to the foregoing.

ZAPATA COMPUTING HOLDINGS INC.

/s/ Christopher Savoie
Christopher Savoie
Chairman & Chief Executive Officer

ANDRETTI SPONSOR LLC

/s/ William M. Brown
William M. Brown
Chief Financial Officer

/s/ Michael Andretti
Michael Andretti

/s/ William Sandbrook
William Sandbrook

/s/ William Brown
William Brown

SCHEDULE A

Payment Deferral Schedule - Andreti Sponsor and Sponsor Members

Number of Monthly Deferred Payments	12	Except for Sponsor, which needs to be paid off by year-end 2024
Interest Rate	4.50%
Days-Count Convention	Actual/360
Closing Date	3/28/2024
Assumed Effectiveness of S-1 for ELOC	5/15/2024	Assumption; dates thereafter will depend on actual effectiveness date
First Deferred Payment Due	6/14/2024	30 days after Effectiveness

				Monthly Payments (Dates Estimated)
				1	2	3	4	5	6	7	8	9	10	11	12
	Total Owed at	Upfront	Total Amount
Lender	Closing	Payment	Deferred	6/14/2024	7/14/2024	8/14/2024	9/14/2024	10/14/2024	11/14/2024	12/14/2024	1/14/2025	2/14/2025	3/14/2025	4/14/2025	5/14/2025
Andretti Sponsor, LLC	$256,756.13	$30,000.00	$226,756.13	$19,077.42	$19,147.53	$19,220.24	$19,293.23	$19,364.13	$19,437.66	$97,545.47	NA	NA	NA	NA	NA
Michael Andretti	$1,177,843.08	$100,000.00	$1,077,843.08	$90,680.97	$91,014.21	$91,359.83	$91,706.78	$92,043.78	$92,393.32	$92,732.85	$93,085.01	$93,438.50	$93,758.94	$94,114.99	$94,460.84
Bill Sandbrook	$1,177,843.08	$100,000.00	$1,077,843.08	$90,680.97	$91,014.21	$91,359.83	$91,706.78	$92,043.78	$92,393.32	$92,732.85	$93,085.01	$93,438.50	$93,758.94	$94,114.99	$94,460.84
Matt Brown	$235,220.19	$100,000.00	$135,220.19	$11,376.33	$11,418.14	$11,461.50	$11,505.02	$11,547.30	$11,591.15	$11,633.75	$11,677.93	$11,722.27	$11,762.47	$11,807.14	$11,850.53